Counterpoint High Yield Trend ETF

(formerly, “CP High Yield Trend ETF”)

HYTR

(the “Fund”)

a series of Northern Lights Fund Trust III

Supplement dated May 1, 2024
to the Prospectus and Summary Prospectus, each dated May 1, 2024

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The Board of Trustees of Northern Lights Fund Trust III has approved a change to the Fund’s non-fundamental policy on how it invests at least 80% of its net assets. Beginning June 30, 2024, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in the constituents of the CP High Yield Trend Index, or economic equivalents thereto, including total return swaps on the returns of the Index.

Effective until June 30, 2024, the first sentence of the section entitled “Principal Investment Strategies” beginning on each of page 1 and page 5 of the Prospectus and page 2 of the Summary Prospectus should be disregarded and replaced with the following:

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets in securities included in the Index.

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You should read this Supplement in conjunction with the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information, each dated May 1, 2024, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-844-509-2775.

Please retain this Supplement for future reference.